SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported) - September 27, 1995
                                                         ------------------


                                    COMPUMED, INC.
                                    --------------
                (Exact name of registrant as specified in its charter)



           Delaware                 0-14210                  95-2860434
      ------------------       -------------------      -------------------
      (State or other          (Commission File            (IRS Employer
      jurisdiction of               Number)             Identification No.)
      Incorporation)


           1230 Rosecrans Avenue, Suite 1000
           Manhattan Beach, California                            90266
           ---------------------------------                      ------
           (Address of principal executive offices)               (zip code)



           Registrant's telephone number, including area code - (310) 643-5106
                                                                --------------

          ITEM 5.  OTHER EVENTS

                    Effective September 27, 1995, CompuMed, Inc. (the

          "Company") entered into a Technology License Agreement (the

          "License Agreement") with Merck & Co., Inc. ("Merck").  The

          License Agreement relates to the licensing to Merck of the

          Company's proprietary OsteoGram(R) technology.  The OsteoGram(R)

          technology involves a bone-density test which may be used to assist physicians in detecting osteoporosis.

                    The License Agreement and the press release issued by

          the Company announcing the License Agreement are included as

          Exhibits 10.1 and 99, respectively.



          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.

                      Exhibit
                      Number                                           Page
                      -------                                          ----


                       10.1 License Agreement, dated as of September 22, 1995, between the Company and Merck & Co., Inc. (without exhibits)

                       99.    Press release, dated October 17, 1995.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Date: October 16, 1995        COMPUMED, INC.
                                        --------------
                                        (Registrant)



                                   /s/ Rod N. Raynovich
                                   -------------------------
                                   Rod N. Raynovich
                                   President and Chief Executive Officer

                                    EXHIBIT INDEX



                     Exhibit                                          Page
                     -------                                          ----


                      10.1 License Agreement, dated as of September 22, 1995, between the Company and Merck & Co., Inc. (without exhibits)

                      99.     Press release, dated October 17, 1995.